UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

CLEANSPARK, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CLEANSPARK, INC.
10624 S. Eastern Ave., Suite A-638
Henderson, Nevada 89052

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS

TO BE HELD ON MARCH 3, 2025

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CleanSpark, Inc. (the “Company,” “we” or “us”) will be held on March 3, 2025, at 1:00 PM PST / 4:00 PM EST. We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2025. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see “Questions and Answers Regarding This Solicitation and Voting at the Meeting” beginning on page 3 of the accompanying proxy statement (the “Proxy Statement”). The purpose of the Meeting is as follows:

(1)

To elect the following individuals to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, or removal: Zachary K. Bradford, S. Matthew Schultz, Larry McNeill, Dr. Thomas L. Wood, Roger P. Beynon, and Amanda Cavaleri;

(2)	To approve, on a non-binding advisory basis, named executive officer compensation;
(3)	To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025; and
(4)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The close of business on January 9, 2025 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be available for any stockholder’s examination during ordinary business hours at our principal executive offices located at 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, (702) 989-7692, beginning two business days after the date of this notice and continuing through the Meeting.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR each of the foregoing proposals.

Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card. Please review the instructions on your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.

The Notice of Internet Availability of Proxy Materials also contains instructions on how to access the Proxy Statement and our 2024 Annual Report on Form 10-K for the fiscal year ended September 30, 2024, both of which will be available online at www.proxyvote.com on or about January 22, 2025, and are available on our website at investors.cleanspark.com/financials/sec-filings/.

By Order of the Board of Directors

/s/ Zachary K. Bradford

Zachary K. Bradford
Chief Executive Officer, President, and Director

Henderson, Nevada
January 22, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
ON MARCH 3, 2025

The Notice of Annual Meeting of Stockholders, the Proxy Statement, and our 2024 Annual Report on Form 10-K are available on our website at investors.cleanspark.com/financials/sec-filings/. Additionally, in accordance with Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com.

I M P O R T A N T

You are cordially invited to attend the Meeting virtually. Whether or not you expect to attend the Meeting, please complete, date, sign, and return the proxy card as promptly as possible in order to ensure your representation at the Meeting. Please review the instructions on your voting options described in the enclosed proxy statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. Even if you have voted by proxy, you may still vote virtually if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain a proxy card issued in your name from that intermediary. The presence, virtually or by proxy, of the holders of at least one-third (1/3) of the collective voting power of the Company’s outstanding shares of capital stock as of the record date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

CLEANSPARK, INC.
10624 S. Eastern Ave., Suite A-638
Henderson, Nevada 89052
(702) 989-7692

PROXY STATEMENT FOR

ANNUAL MEETING OF
STOCKHOLDERS

To Be Held on March 3, 2025 at 1:00 PM PST / 4:00 PM EST

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CleanSpark, Inc. (the “Company,” “CleanSpark,” “we,” or “us”) for use at the annual meeting of stockholders (the “Meeting” or the “2025 Annual Meeting”) of the Company to be held on March 3, 2025 at 1:00 PM PST / 4:00 PM EST. We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2025. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. The virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with their control number. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.virtualshareholdermeeting.com/CLSK2025 a few minutes before the scheduled meeting time on March 3, 2025 to ensure you are logged in when the Meeting starts. For further information about the virtual Meeting, please see “Questions and Answers Regarding This Solicitation and Voting at the Meeting” beginning on page 3 of this Proxy Statement. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about January 22, 2025.

Only stockholders of record at the close of business on January 9, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 280,806,400 shares (excluding treasury shares) of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 1,750,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. At the close of business on the Record Date, the Common Stock was held by 227 holders of record and the Preferred Stock was held by four holders of record. Shares cannot be voted at the Meeting unless the holder thereof as of the Record Date is present or represented by proxy. The presence, virtually or by proxy, of the holders of at least one-third (1/3) of the collective voting power of the Company’s outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Zachary K. Bradford and Gary A. Vecchiarelli to serve as the holders of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Messrs. Bradford and Vecchiarelli in accordance with the directions indicated on the proxy card. If you sign your proxy card without giving specific instructions, Messrs. Bradford and Vecchiarelli will vote your shares “FOR” the proposals being presented at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented at the Meeting.

CleanSpark 1 2025 Proxy Statement

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

We pay the cost of soliciting the proxies. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

CleanSpark 2 2025 Proxy Statement

QUESTIONS AND ANSWERS
REGARDING THIS SOLICITATION AND
VOTING AT THE MEETING

Q. WHEN IS THE MEETING?

A. March 3, 2025 at 1:00 PM PST / 4:00 PM EST.

Q. WHERE WILL THE MEETING BE HELD?

A. We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2025. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.virtualshareholdermeeting.com/CLSK2025 a few minutes before the scheduled meeting time on March 3, 2025 to ensure you are logged in when the Meeting starts.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Meeting website. If you encounter any difficulties accessing the Meeting, please call the technical support number that will be posted on the Meeting webpage.

Q. WILL THERE BE A Q&A SESSION DURING THE MEETING?

A. As part of the Meeting, we will hold a live Q&A session during which we intend to answer questions submitted online during or prior to the Meeting that are pertinent to the Company and the Meeting matters, as time permits. Only stockholders that have accessed the Meeting as a stockholder will be permitted to submit questions during the Meeting. If you have questions, you may type them into the dialog box provided at any point during the Meeting (until the floor is closed to questions). Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Meeting;
•
related to the disclosure of material non-public information of the Company, including the status or results of our business since our last earnings release;
•
related to any pending, threatened, or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already made by another stockholder;
•
in excess of the two question limit;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Meeting as determined by the Chair or Secretary in their reasonable judgment.

CleanSpark 3 2025 Proxy Statement

Q. WHY AM I RECEIVING THESE PROXY MATERIALS?

A. As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 (the “Annual Report”) available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the 2025 Annual Meeting on or about January 22, 2025. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the 2025 Annual Meeting. You are invited to virtually attend the 2025 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions in the Notice of Internet Availability of Proxy Materials to vote by Internet, by phone, or by mail.

Q. WHO IS ENTITLED TO VOTE AT THE MEETING?

A. Only stockholders who owned shares of our capital stock (Common Stock and/or Preferred Stock) at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting and at any postponements or adjournments thereof. At the close of business on the Record Date, 280,806,400 shares (excluding treasury shares) of the Company’s Common Stock were issued and outstanding and 1,750,000 shares of the Company’s Preferred Stock were issued and outstanding. At the close of business on the Record Date, the Common Stock was held by 227 holders of record and the Preferred Stock was held by four holders of record. For information regarding the holders of record of our Preferred Stock, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters - Series A Preferred Stock.”

For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. For each share of Preferred Stock held as of the Record Date, the holder is entitled to forty-five (45) votes on each proposal to be voted on. Notwithstanding the foregoing, the holders of Preferred Stock will vote together with the holders of Common Stock as a single class on each proposal to be voted on, except to the extent that voting as a separate class or series is required by law. As such, holders of Common Stock are entitled to a total of 280,806,400 votes and the holders of Preferred Stock are entitled to a total of 78,750,000 votes on each proposal.

Q. HOW MANY SHARES MUST BE PRESENT TO CONDUCT BUSINESS?

A. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof. The presence at the Meeting, virtually or by proxy, of the holders of at least one-third (1/3) of the collective voting power of the Company’s outstanding shares of capital stock as of the close of business on the Record Date will constitute a quorum. Based on the number of shares of Common Stock and Preferred Stock outstanding as of the close of business on the Record Date, the presence of holders of capital stock entitled to cast 119,852,134 aggregate votes will be necessary to constitute a quorum at the Meeting. Our executive officers and directors as a group hold 1,500,000 shares of Preferred Stock, entitling them to 67,500,000 votes (not including any potential votes they may cast as holders of our Common Stock). For more information, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

CleanSpark 4 2025 Proxy Statement

Q. WHAT WILL BE VOTED ON AT THE MEETING?

A. The following chart sets forth the proposals scheduled for a vote at the 2025 Annual Meeting and the vote required for such proposals to be approved:

PROPOSAL	VOTES REQUIRED	VOTING OPTIONS	BOARD RECOMMENDATION

Proposal 1: To elect the following individuals to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal: Zachary K. Bradford, S. Matthew Schultz, Larry McNeill, Dr. Thomas L. Wood, Roger P. Beynon, and Amanda Cavaleri.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card, and assuming each of those persons receives at least one vote, all such directors will be re-elected to our Board, provided that a quorum is present at the Meeting.

Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal. If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

		“FOR ALL”, or “WITHHOLD ALL”, or “FOR ALL EXCEPT”	“FOR ALL”
Proposal 2: To approve, on a non-binding advisory basis, named executive officer compensation.

Approval requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not currently expect any broker non-votes on Proposal 3. If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

		“FOR”, or “AGAINST”, or “ABSTAIN”	“FOR”
Proposal 3: To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025.

Approval requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not currently expect any broker non-votes on Proposal 3. If you sign your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board, because broker discretionary voting is allowed for Proposal 3.

		“FOR”, or “AGAINST”, or “ABSTAIN”	“FOR”

CleanSpark 5 2025 Proxy Statement

Q. WHAT SHARES CAN I VOTE AT THE MEETING?

A. You may vote all of your shares of capital stock (Common Stock and/or Preferred Stock) owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A. Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote virtually at the 2025 Annual Meeting and to vote by proxy. Whether or not you plan to attend the 2025 Annual Meeting, we urge you to vote by Internet, by phone, or by mail to ensure your vote is counted. You may still attend the 2025 Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the 2025 Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the 2025 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the 2025 Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q. HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy, by Internet, by phone, or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions available in the Notice of Internet Availability of Proxy Materials and then simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2025 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q. HOW CAN I VOTE MY SHARES?

A. Stockholders who attend the virtual 2025 Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/CLSK2025 to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it, and returning it in the postage-paid return envelope. Record holders can also vote by telephone at 1-800-690-6903 or by Internet at www.proxyvote.com. Voting instructions are provided on the proxy card. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

Q. HOW DO I ATTEND THE VIRTUAL 2025 ANNUAL MEETING?

A. You may attend the 2025 Annual Meeting online, including to vote and/or submit questions during the Meeting, by logging in at www.virtualshareholdermeeting.com/CLSK2025. The 2025 Annual Meeting will begin at approximately 1:00 PM PST / 4:00 PM EST, with log-in beginning at 12:45 PM PST / 3:45 PM EST, on March 3, 2025.

CleanSpark 6 2025 Proxy Statement

Q. HOW DO I GAIN ADMISSION TO THE VIRTUAL 2025 ANNUAL MEETING?

A. You are entitled to participate in the virtual 2025 Annual Meeting only if you were a stockholder of record who owned shares of the Company’s capital stock (Common Stock and/or Preferred Stock) at the close of business on January 9, 2025, the Record Date. To attend online and participate in the 2025 Annual Meeting, stockholders of record will need to use the control number included on their Notice of Internet Availability of Proxy Materials or proxy card to log in to www.virtualshareholdermeeting.com/CLSK2025. Beneficial owners who do not have a control number may gain access to the Meeting by logging in to their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the virtual 2025 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to the start time. Please allow time for online check-in, which will begin at 12:45 PM PST / 3:45 PM EST. If you have difficulties during the check-in time or during the Meeting, please call technical support at 1-844-986-0822.

Stockholders have multiple opportunities to submit questions to the Company for the 2025 Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at www.virtualshareholdermeeting.com/CLSK2025. See “Will There Be a Q&A Session During the Meeting?” for information about how the Q&A session at the Meeting will be conducted.

Q. HOW ARE MY SHARES VOTED?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving any specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all nominees identified in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3) and in the discretion of the proxy holder on any other matters that properly come before the Meeting.

Q. WHAT WILL BE THE EFFECT OF ABSTENTIONS AND BROKER NON-VOTES?

A. If you return a proxy card that indicates an abstention from voting on any proposal, any shares represented will still be counted for the purpose of determining the presence of a quorum at the Meeting. With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will have no effect on its outcome. With regard to Proposal 2 and Proposal 3, abstentions will have no effect on the outcome of such proposals.

We believe that Proposal 1 and Proposal 2 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.

We believe that, under applicable rules, Proposal 3 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes with respect to Proposal 3.

Only votes “FOR” will affect the outcome of the vote on Proposal 1. As such, broker non-votes will not affect the outcome of the vote on Proposal 1. With regard to Proposal 2, broker non-votes will be excluded from the vote and will have no effect on the outcome of such proposals.

Q. ARE DISSENTERS’ RIGHTS AVAILABLE WITH RESPECT TO ANY OF THE PROPOSALS TO BE VOTED ON AT THE MEETING?

A. Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

Q. WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?

A. If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

CleanSpark 7 2025 Proxy Statement

Q. CAN I CHANGE MY MIND AFTER I RETURN MY PROXY?

A. Yes. You may revoke your proxy at any time before it has been voted at the Meeting by (i) sending a written notice to the Company’s Secretary stating that you would like to revoke your proxy, (ii) submitting a later-dated proxy on the Internet or by telephone or submitting a valid, later-dated proxy card in a timely manner, or (iii) attending and voting virtually at the Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to attend and vote at the Meeting, you must obtain a proxy issued in your name from that intermediary.

Q. WHO IS SOLICITING MY VOTE AND WHO IS PAYING THE COSTS?

A. Your vote is being solicited on behalf of the Board. The Company will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials and this Proxy Statement, as applicable.

Q. IS THERE A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING?

A. A list containing the names of stockholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for two business days after the date of the notice of the Meeting and continuing through the Meeting, by mailing a request to our principal executive offices at CleanSpark, Inc., Attn: Legal, 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, with such request postmarked no earlier than two business days after the date of the notice of the Meeting and no later than the date of the Meeting. The list of these stockholders will also be available for examination by our stockholders during the Meeting on the Meeting webpage for stockholders that have accessed the Meeting as a stockholder.

Q. HOW CAN I FIND OUT THE RESULTS OF THE VOTING?

A. We intend to announce preliminary voting results at the Meeting and publish the final results in a current report on Form 8-K within four business days following the Meeting.

Q. WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?

A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive offices as follows:

Investor Relations
CleanSpark, Inc.
10624 S. Eastern Ave., Suite A-638
Henderson, Nevada 89052
(702) 989-7693
Email: ir@cleanspark.com

CleanSpark 8 2025 Proxy Statement

PROPOSAL 1

ELECTION OF DIRECTORS

NOMINATION OF DIRECTORS

The Nominations and Corporate Governance Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1) The appropriate size of the Board;

(2) The Company’s needs with respect to the particular talents and experience of its directors; and

(3) The knowledge, skills, and experience of nominees, including experience in technology, business, finance, Bitcoin, digital assets, administration, and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including the independence requirements for board and committee membership under The Nasdaq Capital Market (“Nasdaq”) listing standards, diversity (though the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees), and the requirements for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee as, to date, we have not received any recommendations from stockholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate. See “Stockholders’ Proposals for the 2026 Annual Meeting” for further information on submitting written notices.

There are no arrangements or understandings between any of our directors, nominees for directors, or officers and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any company subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

CleanSpark 9 2025 Proxy Statement

The Nominating Committee has recommended, and the Board has nominated, Zachary K. Bradford, S. Matthew Schultz, Larry McNeill, Dr. Thomas L. Wood, Roger P. Beynon, and Amanda Cavaleri as nominees for election as members of our Board at the 2025 Annual Meeting for a period of one year or until each such director’s respective successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2025 Annual Meeting, six directors will be elected to the Board.

INFORMATION REGARDING DIRECTORS

Zachary K. Bradford

Zachary K. Bradford is the co-founder, CEO, and president of CleanSpark, a publicly traded bitcoin mining company known as America’s Bitcoin Miner®. Since co-founding CleanSpark in March 2014, Zach has served as a director and took over as CEO since October 2019, leading the company through significant growth milestones, including up-listing to Nasdaq, raising over $2 billion in capital, and the execution of a multistate expansion strategy that included an array of strategic acquisitions. CleanSpark now operates data centers across the United States, with locations in Georgia, Mississippi, Tennessee, Wyoming, and Nevada and a total operational capacity of over 750 megawatts (“MW”). The Company represents more than 5% of the global bitcoin blockchain network hashrate and employs over 300 people. He earned a master’s degree in accounting from Southern Utah University. His leadership has made CleanSpark one of the largest and most efficient bitcoin mining companies in North America.

We believe that Mr. Bradford is qualified to serve on our Board of Directors because of his service as our Chief Executive Officer, as well as his experience and knowledge in public company reporting and accounting, Bitcoin infrastructure economics, including the ASIC bitcoin miner and energy markets, and mergers and acquisitions.

S. Matthew Schultz

S. Matthew Schultz is the co-founder, executive chairman and former CEO of CleanSpark. Since co-founding the Company in March 2014, he served as a director and CEO until October 2019, when he transitioned to Executive Chairman. During his tenure as CEO, Matt led CleanSpark as an alternative energy generator focused on converting biomass into energy using CleanSpark’s patented gasifier technology. He then led the expansion of CleanSpark in the renewable energy sector, including the development and deployment of critical software that supported distributed energy systems, including mission critical infrastructure and demand response programs. These systems were deployed in support of commercial and government programs, most notably at Camp Pendleton. In partnership with CleanSpark’s management team, Matt has assisted in raising over $2 billion dollars in capital facilitating the pivot to bitcoin mining. His leadership has been instrumental in making CleanSpark one of the most recognizable bitcoin mining companies in North America.

We believe that Mr. Schultz is qualified to serve on our Board of Directors because of his experience and knowledge in public company reporting and finance, the energy sector, and market development.

CleanSpark 10 2025 Proxy Statement

Larry McNeill

Larry McNeill has served as a director of CleanSpark since January 2015. In September 2017, Mr. McNeill accepted the position of Chairman of the Board, which he held until October 2019. Mr. McNeill continued as an independent director and Chairman of the Compensation and Nominations and Corporate Governance Committees through September 2024. Since October 2024, Mr. McNeill has served as CleanSpark’s lead independent director. Mr. McNeill’s diverse business background includes roles in real estate, finance, research, legal, management, and business strategies. He was Director of the Consumer, Sales, and Store Location research departments of Safeway Grocery Stores, Inc. (“Safeway”), where he was responsible for the expansion of Safeway in Europe, Australia, and Canada from 1970 to 1975. Prior to that, Mr. McNeill served as Director of Market Research for A&P, where he was responsible for the company’s expansion into Saudi Arabia. He was an executive officer of Smith’s Food and Drug Stores for 17 years, most recently as Senior Vice President of Corporate Development. Mr. McNeill retired from Smith’s Food and Drug Stores in 1996 after its merger with Fred Meyer was completed. Mr. McNeill has a bachelor’s degree in business administration, economics, and Russian language from Minnesota State University, a master’s degree in business administration from Armstrong University, and has completed course work towards his PhD in business management.

We believe that Mr. McNeill is qualified to serve on our Board of Directors because of his extensive experience and knowledge in business management and finance, including market research, real estate, strategic advisory services, and business law.

Dr. Thomas L. Wood

Dr. Thomas L. Wood has been a Director of CleanSpark since October 2019 and has served as the Chairman of the Compensation and Nominations and Corporate Governance Committees since October 2024. He has over 39 years of experience in planning and operations, policy development and implementation, construction management, defense acquisition, budgeting and programming, and large project management. Dr. Wood previously served in the U.S. Navy from 1985 to 2006, rising to the role of Deputy Operations for the Navy’s Pacific Engineering Command, where he oversaw the execution of nearly $1 billion annually in construction and services contracts through nine field offices across the Pacific. After leaving the Navy, Dr. Wood served as a Subject Matter Expert (SME) supporting the U.S. Pacific Command (USPACOM) Joint Interagency Coordination Group (JIACG) as a Senior Military Analyst and continued as a civil servant in senior roles thereafter, including Director, Commander’s Action Group, Joint Interagency Task Force West, Deputy Director for Strategic Forces and Policy, Submarine Force, U.S. Pacific Fleet, and Deputy Director of Operations, U.S. Pacific Fleet. Dr. Wood holds a bachelor’s degree in civil engineering from Union College, a master’s degree in civil engineering from the University of Maryland, College Park, and a doctor of business administration degree from Argosy University, Honolulu. He is a licensed Professional Engineer. Dr. Wood is a member of the board of advisors of 28 Research and is a co-inventor on two issued U.S. Patents.

We believe that Dr. Wood is qualified to serve on our Board of Directors because of his experience and knowledge in engineering, strategic planning, operations, and logistics, derived in part from his military background.

CleanSpark 11 2025 Proxy Statement

Roger P. Beynon

Roger P. Beynon has been a Director of CleanSpark since October 2019. He is the owner of Beynon & Associates, a public accounting firm that has been in operation since 1984 where he provides accounting and tax services to businesses. Mr. Beynon is a Certified Public Accountant (CPA) and Certified Fraud Examiner (CFE) and is a past president of the Utah Association of CPAs. He was also chairman of the board of directors of Transwest Credit Union until January 2025, when that entity merged with Utah Community Credit Union on January 1, 2025. Mr. Beynon holds a bachelor’s degree in accounting with a minor in banking and finance from Weber State University.

We believe that Mr. Beynon is qualified to serve on our Board of Directors because of his experience and knowledge in leading a public company reporting and accounting firm, board management, and finance.

Amanda Cavaleri

Amanda Cavaleri has been a director of CleanSpark since December 2022. Since September 2019, she has been the managing director of a global advisory firm within the Bitcoin ecosystem for clients ranging from global hedge and venture funds to financial services and mining. From October 2021 to November 2024, she was the Chief Executive Officer of a Wyoming-based company that is developing bitcoin mining sites leveraging stranded energy. In May 2021, she co-founded a structured equity fund management company, focusing on emerging markets. Ms. Cavaleri was Chief Marketing Officer and Vice President of Business Development of a privacy platform from August 2018 to March 2019. She was the managing director of an emerging technology advisory firm from January 2013 to December 2018. She is a former Innovation Fellow with AARP (2016-2017) and was a Thought Leader with Carnegie Mellon University & UPMC’s Quality of Life Technology Center in (2014-2017). She received her Master of Science in Technology Commercialization from the University of Texas at Austin's McCombs School of Business and a Bachelor of Science degree from Regis University. Ms. Cavaleri is a member of the board of advisors of the Bitcoin Today Coalition, a nonprofit (c)(4) increasing Bitcoin literacy among America’s legislators, regulators, and other policymakers and a member of the board of directors of the Jackson Hole International Film Festival. She coauthored Bitcoin and the American Dream: The New Monetary Technology Transcending our Political Divide (2021).

We believe that Ms. Cavaleri is qualified to serve on our Board of Directors because of her experience and knowledge in alternative investments and emerging technologies, the Bitcoin mining industry, and the policy and regulatory arenas.

NAME	AGE	POSITION
Zachary K. Bradford	38	Chief Executive Officer, President, and Director
S. Matthew Schultz	55	Executive Chairman of the Board
Larry McNeill	83	Lead Independent Director
Dr. Thomas L. Wood	59	Director
Roger P. Beynon	78	Director
Amanda Cavaleri	36	Director

CleanSpark 12 2025 Proxy Statement

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

Directors are elected by a plurality of the votes cast at the Meeting. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card, and assuming each of those persons receives at least one vote, all such directors will be re-elected to our Board, provided that a quorum is present at the Meeting. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1.

CleanSpark 13 2025 Proxy Statement

PROPOSAL 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14(a) of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs, which is sometimes referred to as “say on pay,” for our named executive officers, Messrs. Zachary K. Bradford, Gary A. Vecchiarelli, S. Matthew Schultz, Scott E. Garrison, and Taylor Monnig. Accordingly, you may vote on the following resolution at the 2025 Annual Meeting:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent it can determine the cause or causes for such votes. The Board has determined that the Company will hold future advisory votes on executive compensation every two years, which frequency was approved by our stockholders at our 2021 Annual Meeting.

Stockholders are encouraged to read the accompanying compensation tables and the related narrative disclosures for more information about the Company’s executive compensation program.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

Approval of this proposal requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. This is an advisory vote and, therefore, is not binding.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THE ACCOMPANYING COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE.

CleanSpark 14 2025 Proxy Statement

PROPOSAL 3

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for the fiscal year ending September 30, 2025, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2025 Annual Meeting. BDO was engaged as our independent registered public accounting firm effective July 3, 2024. We dismissed our prior auditor, MaloneBailey, LLP (“MaloneBailey”), on July 3, 2024.

The Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers the proposal for stockholders to ratify such selection to be an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If our stockholders do not ratify this selection, the Board will reconsider its selection of BDO and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

We expect representatives from both BDO and MaloneBailey to be present at the Meeting. They will each have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

As previously disclosed, on July 3, 2024, the Audit Committee approved the engagement of BDO as our independent registered public accounting firm to audit the Company’s consolidated financial statements effective immediately. Accordingly, MaloneBailey, our prior independent registered public accounting firm, was informed on July 3, 2024 that it was dismissed and replaced by BDO as our independent registered public accounting firm.

MaloneBailey’s report on our consolidated balance sheets as of September 30, 2023 and 2022 and the related consolidated statements of operations and comprehensive loss, stockholders’ equity, and cash flow for each of the fiscal years then ended, and the related notes to such consolidated financial statements (collectively, the “Company financial statements”), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2023 and September 30, 2022, and the subsequent interim period through July 3, 2024, there were no: (i) disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to MaloneBailey’s satisfaction would have caused MaloneBailey to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in the Company’s internal control over financial reporting related to the Company’s general information technology controls over third-party information systems and applications that are relevant to the preparation of the Company’s financial statements, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

The Company has provided MaloneBailey with a copy of the disclosures made by the Company in response to Item 304(a) of Regulation S-K and has requested that MaloneBailey furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A letter from MaloneBailey is attached as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on July 3, 2024.

CleanSpark 15 2025 Proxy Statement

During the fiscal years ended September 30, 2023 and September 30, 2022, and the subsequent interim period through July 3, 2024, the Company did not consult BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BDO that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table summarizes the fees billed to us by our independent registered public accounting firms for the fiscal years ended September 30, 2024 and 2023. All fees described below were pre-approved by the Audit Committee:

BDO USA, P.C.

FEE CATEGORY	2024	2023
Audit Fees(1)	$1,633,090	—
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
	$1,633,090	—

(1) Audit fees consist of amounts billed for professional services for audit and quarterly reviews of our financial statements, and other statutory and regulatory filings.

MaloneBailey, LLP

FEE CATEGORY	2024	2023
Audit Fees(1)	$1,146,030	$1,257,001
Audit Related Fees	—	$80,083
Tax Fees	—	—
All Other Fees	—	—
	$1,146,030	$1,337,084

(1) Audit fees consist of amounts billed for professional services for audit and quarterly reviews of our financial statements, and other statutory and regulatory filings.

PRE-APPROVAL POLICIES AND PROCEDURES

Our Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by our independent registered public accounting firm for such services, and has adopted a procedure for pre-approval of all such fees. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence. Under the procedure, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the Audit Committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting.

CleanSpark 16 2025 Proxy Statement

All fees that were incurred in fiscal years 2024 and 2023 were pre-approved by the Audit Committee and/or the full Board, as applicable.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

Approval of this proposal requires a majority of the votes cast, affirmatively or negatively, whether in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not currently expect any broker non-votes on Proposal 3. If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF SELECTION OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025.

CleanSpark 17 2025 Proxy Statement

BOARD MATTERS AND CORPORATE
GOVERNANCE

BOARD AND STOCKHOLDER MEETINGS AND ATTENDANCE

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected at each annual meeting of our stockholders and hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, or until prior death, resignation, or removal. During fiscal year 2024, there were 16 Board meetings, including telephonic meetings. All of our directors attended 75% or more of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders. Each of our directors attended the 2024 annual meeting of stockholders.

BOARD COMPOSITION AND ELECTION OF DIRECTORS

Director Independence

Our Board size is currently set at six members. Our Board has determined that Larry McNeill, Roger P. Beynon, Amanda Cavaleri, and Dr. Thomas L. Wood are each independent directors in accordance with the listing requirements of Nasdaq. As of October 1, 2024, Mr. McNeill serves as the Board's Lead Independent Director. Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of their family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Committees

On January 24, 2020, in connection with the listing of our Common Stock on Nasdaq, our Board established three standing committees – an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee – each of which operates under a charter that has been approved by our Board. The following table provides information about the current membership for each of the committees of the Board:

CleanSpark 18 2025 Proxy Statement

NAME	POSITION	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATIONS AND CORPORATE GOVERNANCE
Zachary K. Bradford	Chief Executive Officer, President, and Director
S. Matthew Schultz	Executive Chairman of the Board
Larry McNeill	Lead Independent Director	*	*	*
Dr. Thomas L. Wood	Director	*	C	C
Roger P. Beynon	Director	C		*
Amanda Cavaleri	Director			*

C Chair
* Member

Audit Committee

The Audit Committee oversees the integrity of the Company’s accounting and financial reporting process and the audits of its financial statements. The Audit Committee is directly responsible for, among other matters:

•
the selection, compensation, retention, and oversight of the Company’s independent registered public accounting firm;
•
reviewing the continuing independence of the Company’s independent registered public accounting firm;
•
approving the fees and other compensation to be paid to the Company’s independent registered public accounting firm;
•
pre-approving all audit and non-audit related services provided by the Company’s independent registered public accounting firm;
•
reviewing and discussing with management and the Company’s independent registered public accounting firm the results of the quarterly and annual financial statements;
•
reviewing and discussing with management and the Company’s independent registered public accounting firm the Company’s selection, application, and disclosure of its critical accounting policies;
•
discussing with the Company’s independent registered public accounting firm, both privately and with management, the adequacy of the Company’s accounting and financial reporting processes and systems of internal control; and
•
annually reviewing and evaluating the composition and performance of the Audit Committee, including the adequacy of the Audit Committee’s charter.

The Audit Committee consists of (i) Roger P. Beynon, who is the Chairman of the Audit Committee, (ii) Dr. Thomas L. Wood, and (iii) Larry McNeill. Each member of the Audit Committee meets the requirements for independence, including the enhanced requirements applicable to audit committee members, and can read and understand fundamental financial statements in accordance with the applicable rules and regulations of the SEC and the Nasdaq listing standards. In arriving at this determination, the Board has examined each Audit Committee member’s professional experience and the nature of their employment in the corporate finance sector. The Board has also determined that Mr. Beynon qualifies as an “audit committee financial expert,” as defined under applicable SEC and Nasdaq listing standards.

The Audit Committee operates pursuant to a written charter that is available on the Company’s website at investors.cleanspark.com/governance/.

During fiscal year 2024, the Audit Committee held eight meetings.

CleanSpark 19 2025 Proxy Statement

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and the effect of any new accounting pronouncements.

The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and effectiveness of the Company’s internal control over financial reporting, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with the Company’s independent registered public accounting firm its independence from management and the Company, has received from the Company’s independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditor’s independence.

The Audit Committee met with the Company’s independent registered public accounting firm to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. The Company’s independent registered public accounting firm also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with the Company’s independent registered public accounting firm were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2024. The Audit Committee and the Board also have recommended that the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 be submitted as a proposal at the Meeting.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.

The Audit Committee of the Board of Directors

Roger P. Beynon, Chairman

Dr. Thomas L. Wood

Larry McNeill

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC, and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

CleanSpark 20 2025 Proxy Statement

Compensation Committee

The Compensation Committee of the Board (“Compensation Committee”) evaluates, recommends, and approves policy relating to compensation and benefits of the Company’s officers and employees. The Compensation Committee is directly responsible for, among other matters:

•
annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and other executive officers;
•
evaluating the performance of these officers in light of those goals and objectives and setting the compensation of these officers based on such evaluations;
•
administering and interpreting the Company’s cash and equity-based compensation plans and Clawback Policy (as defined below);
•
annually reviewing and making recommendations to the Board with respect to all cash and equity-based incentive compensation plans and arrangements; and
•
annually reviewing and evaluating the composition and performance of the Compensation Committee, including the adequacy of the Compensation Committee’s charter.

The Compensation Committee consists of (i) Dr. Thomas L. Wood, who has served as the Chairman of the Compensation Committee since October 2024, and (ii) Larry McNeill. Mr. McNeill previously served as the Compensation Committee Chairman from October 2019 to September 2024. The Board has determined that Dr. Wood and Mr. McNeill are each independent under the applicable Nasdaq listing standards, including the enhanced requirements applicable to compensation committee members, and each current member of the Compensation Committee qualifies as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee operates pursuant to a written charter that is available on the Company’s website at investors.cleanspark.com/governance/.

The Compensation Committee may delegate its responsibilities under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also employ a compensation consultant, independent legal counsel, or other adviser to assist in the evaluation of the compensation of the Company’s executive officers and its other duties. In addition to formal meetings held during fiscal year 2024, the Compensation Committee participated in multiple executive compensation discussions.

During fiscal year 2024, the Compensation Committee held five meetings.

Nominations and Corporate Governance Committee

The Nominating Committee is responsible for making recommendations to the Board regarding candidates for directorship and the structure and composition of the Company’s Board and committees of the Board. The Nominating Committee is directly responsible for, among other matters:

•
identifying, evaluating, and nominating candidates for appointment or election as members of the Board;
•
developing, recommending, and evaluating a set of corporate governance guidelines applicable to all of the Company’s employees, officers, and directors; and
•
annually reviewing and evaluating the composition and performance of the Nominating Committee, including the adequacy of the Nominating Committee’s charter.

The Nominating Committee consists of (i) Dr. Thomas L. Wood, who has served as the Chairman of the Nominating Committee since October 2024, (ii) Larry McNeill, (iii) Roger Beynon, and (iv) Amanda Cavaleri. Mr. McNeill previously served as the Nominating Committee Chairman from October 2019 to September 2024. The Board has determined that Dr. Wood, Mr. Beynon, Mr. McNeill, and Ms. Cavaleri are each independent under the applicable rules and regulations of Nasdaq.

The Nominating Committee operates pursuant to a written charter that is available on the Company’s website at investors.cleanspark.com/governance/.

During fiscal year 2024, the Nominating Committee held two meetings.

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BOARD LEADERSHIP STRUCTURE

The Board currently consists of six directors. The positions of Chairman of the Board and Chief Executive Officer are currently separated. Our Board believes that separation of the positions of Chairman of the Board and Chief Executive Officer creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. We believe that the current structure is appropriate at this time in that it enables Mr. Bradford to focus on his role as Chief Executive Officer of the Company, while enabling Mr. Schultz, Chairman of the Board, to continue to provide leadership on policy at the Board level. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time for the size and scope of operations of a company of our size. Although the roles of Chief Executive Officer and Chairman of the Board are currently separated, the Board has not adopted a formal policy requiring such separation. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate to ensure the interests of the Company and its stockholders are best served.

BOARD’S ROLE IN RISK MANAGEMENT

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include focused discussions and analyses of the risks facing us. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk.

The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related party transactions. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention, and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor, or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs have the potential to encourage excessive risk-taking. The Nominating Committee reviews compliance with external and internal policies, procedures, and practices consistent with the Company’s charter and our bylaws (as amended, restated, or otherwise modified from time to time, the “Bylaws”).

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and by members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole.

BOARD DIVERSITY

Our Nominating Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

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personal and professional integrity, ethics, and values;
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experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•
experience as a board member of another publicly held company;

CleanSpark 22 2025 Proxy Statement

•
finance experience;
•
diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•
diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence, and specialized experience;
•
experience relevant to our business industry and with relevant social policy concerns; and
•
relevant academic expertise or other proficiency in an area of our business operations.

Currently, the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees. Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Director Skills and Demographic Matrix as of January 22, 2025

SKILLS AND EXPERIENCE	ZACHARY K. BRADFORD	S. MATTHEW SCHULTZ	LARRY MCNEILL	DR. THOMAS L. WOOD	ROGER P. BEYNON	AMANDA CAVALERI
Industry and Technology	X					X
Executive Leadership	X	X	X	X	X	X
Growth and Emerging Technologies	X	X				X
Global Business		X	X	X		X
Financial and Accounting	X	X	X	X	X
Service, Operations, and Manufacturing	X		X	X
Strategy and Innovation	X	X	X	X		X
Communication and Marketing		X	X
Digital Assets	X	X				X
Corporate Governance	X		X	X	X
Demographics
Age	38	55	83	59	78	36
White	X	X	X	X	X
Chose Not to Identify						X
Female						X
Male	X	X	X	X	X
Veteran			X	X

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Stockholders seeking to communicate with members of the Board should submit their written comments to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, Attn: Secretary. The Secretary will forward such communications to each member of the Board; provided that, if in the opinion of our Secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.

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CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers, employees, and consultants, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy is available on our website at investors.cleanspark.com/governance/. We will also provide a copy, free of charge, to any stockholder upon written request to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052. We intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

INSIDER TRADING POLICY

Our Board has adopted an Insider Trading Policy that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and Nasdaq listing standards. The Insider Trading Policy governs the purchase, sale, and/or other dispositions of the Company’s securities and applies to all of our directors, officers, and employees and all independent contractors or consultants who have access to material non-public information of the Company (each, a “Material IC”). The policy, among other things, prohibits our directors, officers, employees, and Material ICs and any entities they control from engaging in hedging or monetization transactions or similar arrangements with respect to the Company’s securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended September 30, 2024.

CORPORATE GOVERNANCE

Our Code of Business Conduct and Ethics, Insider Trading Policy, Clawback Policy, Audit Committee Charter, Compensation Committee Charter, and Nominations and Corporate Governance Committee Charter, among other materials, are available, free of charge, on our website at investors.cleanspark.com/governance/. The information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement.

CYBERSECURITY COMMITTEE

We have an established IT Steering and Risk Committee, formed of senior Company leadership, which evaluates all cybersecurity matters, with the purpose of meeting at least semi-annually and providing recommendations to the Audit Committee with respect to our information technology use and protection, including, but not limited to, data governance, privacy, compliance, and cybersecurity. The Audit Committee, as necessary, reports any findings and recommendations to the Board. As cyber threats evolve and as our cybersecurity program matures, the Board will consider further developing specific cybersecurity oversight functions and protocols.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, named executive officers, or persons nominated or chosen by the Board to become directors or named executive officers.

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DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on our Board for the fiscal year ended September 30, 2024.

DIRECTOR COMPENSATION*

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
Larry McNeill	120,000	200,000	320,000
Roger P. Beynon	120,000	200,000	320,000
Dr. Thomas L. Wood	120,000	200,000	320,000
Amanda Cavaleri	120,000	200,000	320,000

* Columns (d), (e), (f), and (g) required under Item 402(k) of Regulation S-K have been omitted from this table as they are not applicable.

(1) Includes $120,000 annual cash retainers for each Board member paid $10,000 monthly.

(2) Represents the fair value of Restricted Stock Units (“RSUs”) issued in accordance with the CleanSpark, Inc. 2017 Incentive Plan, dated as of June 19, 2017 (as amended, restated, or otherwise modified from time to time, the “2017 Incentive Plan”), and is computed in accordance with Accounting Standards Codification 718, Compensation—Stock Compensation, or ASC 718. The RSUs represented here vested 25% per each quarter period during fiscal year 2024. None of these were unvested and outstanding as of September 30, 2024.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (this “CD&A”) provides information about the material elements of compensation that are paid, awarded to, or earned by our named executive officers (“NEOs”) within the meaning of Item 402(a)(3) of Regulation S-K. During the fiscal year ended September 30, 2024, our NEOs were Zachary K. Bradford, Gary A. Vecchiarelli, S. Matthew Schultz, Scott E. Garrison, and Taylor Monnig. For more information about our NEOs, please see “Information About our Named Executive Officers” below.

COMPANY HIGHLIGHTS

•
As of September 30, 2024, we operated a total hashrate capacity of 27.6 exahashes per second (“EH/s”) or approximately 4.4% of the total bitcoin network hashrate.
•
As of September 30, 2024, our operational megawatt capacity was 667 MW, an increase from 288 MW at the end of the prior fiscal year. Over the same period, we decreased our all-in power cost to $0.046 from $0.048.
•
We increased the quantity of bitcoin mined from our bitcoin mining operations from 6,903 bitcoin mined in fiscal year 2023 to 7,092 bitcoin mined in fiscal year 2024, representing an increase of approximately 3%.
•
We entered into strategic purchase agreements to secure the long-term supply of approximately 185,000 state-of-the-art new miners supporting the calendar year-end guidance of 37 EH/s, which we exceeded in late December 2024.
•
Revenue from our bitcoin mining activities increased from $168.1 million in fiscal year 2023 to $379.0 million in fiscal year 2024.
•
By successfully scaling our power strategy, our direct energy cost to mine one bitcoin was $21,401 and the direct cost to mine one bitcoin including direct energy costs, non-cash depreciation, financing costs, and accelerated depreciation in our owned facilities in fiscal year 2024 was $39,936 per bitcoin.
•
We held 6,819 bitcoin as of September 30, 2024. Please see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Annual Report for a more detailed description of our 2024 financial results.

INFORMATION ABOUT OUR NAMED EXECUTIVE OFFICERS

The following table sets forth the names, ages, and positions of our NEOs as of January 22, 2025. See Proposal 1 for additional information regarding our directors. There are no arrangements or understandings between any of our directors, nominees for directors, or officers and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings required to be disclosed under Item 401(f) of Regulation S-K with respect to our executive officers and directors, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

NAME	AGE	POSITION(S)
Zachary K. Bradford	38	Chief Executive Officer, President, and Director
Gary A. Vecchiarelli	47	Chief Financial Officer
S. Matthew Schultz	55	Executive Chairman of the Board
Scott E. Garrison(1)	59	Chief Operating Officer
Taylor Monnig(2)	32	Chief Technology Officer

(1) Mr. Garrison was appointed as our Chief Operating Officer effective May 7, 2024.

(2) Mr. Monnig was appointed as our Chief Technology Officer effective May 7, 2024.

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Set forth below are brief descriptions of the background and business experience of our NEOs:

Zachary K. Bradford, Chief Executive Officer, President, and Director. A description of Mr. Bradford’s background and business experience is provided under “Proposal No. 1 Election of Directors.”

Gary A. Vecchiarelli, Chief Financial Officer. He has served as CFO since joining the Company in December 2021, Gary brings more than two decades of experience across finance and accounting roles to CleanSpark. He has guided the Company through numerous acquisitions, equity capital raises, and strategic debt financings. Prior to CleanSpark, Gary held senior positions with multiple publicly traded, high-growth companies. Gary opened BDO USA LLP’s Las Vegas audit practice, where he served as Manager from 2008 through 2011, before leading finance operations for Galaxy Gaming, Inc. (OTC: GLXZ) from May 2012 through December 2016, and then at Golden Entertainment, Inc. (NASDAQ: GDEN) starting on January 2017 through February 2019. He took the position of chief financial officer for Imatrex, Inc., a high-tech medical imaging solutions company from July 2019 to September 2021. His financial leadership has been instrumental in building CleanSpark’s strong balance sheet enabling it to become one of the largest corporate holders of bitcoin.

Mr. Vecchiarelli holds a bachelor’s degree in business administration with a concentration in accounting from California State University at San Jose. Mr. Vecchiarelli has been a licensed CPA since 2006 and has active licenses in the states of California and Nevada. In 2014, Mr. Vecchiarelli was named to the 2014 Class of Las Vegas’s “40 under 40” list of accomplished young professionals by VEGAS INC. magazine. Since 2014, Mr. Vecchiarelli has served on the board of directors for the Las Vegas Chapter of Financial Executives International and was President of the chapter from 2016-2017. Since 2018, Mr. Vecchiarelli has also been a member of the board of directors for Coral Academies of Las Vegas, one of the top charter school systems in the state of Nevada.

S. Matthew Schultz, Executive Chairman of the Board. A description of Mr. Schultz’s background and business experience is provided under “Proposal No. 1 Election of Directors.”

Scott E. Garrison, Chief Operating Officer, was appointed as our Chief Operating Officer effective May 7, 2024. Mr. Garrison previously served as the Company’s Senior Vice President of Growth since November 2020. He has spearheaded the Company’s scaled mining data center deployments across the country where he has led the development or optimization of more than 700 MW of infrastructure. He brings over 30 years of experience developing systems and infrastructure for technology, software, hospitality, gaming, and media businesses. He founded Linq360 and The Integration Center, companies that deliver technology solutions to businesses around the world. During that time, he partnered and consulted with renowned companies including HP, Verizon, Microsoft, and Samsung. His expertise has made CleanSpark a leader in sourcing energy, supply chain management, construction management, and the deployment of best-in-class bitcoin mining facilities.

Taylor Monnig, Chief Technology Officer, was appointed as our Chief Technology Officer effective May 7, 2024. He was previously the company’s Senior Vice President of Mining Technology since 2022. He leads the hardware and software technology teams that support operations across all mining data centers. Additionally, he spearheads the design work required for all future growth deployments, making his team critical to CleanSpark’s continued scaling efforts. Taylor founded TMGCore, where he previously served as its chief operating officer from April 2018 to August 2022. In that role, he worked to develop and commercialize single phase and two-phase cooling technologies for HPC and Bitcoin mining. He holds a bachelor’s degree in mass communications from Arizona State University. His tenure at CleanSpark has resulted in sustained industry leading uptime, datacenter efficiency, and continuous improvement across all mining processes.

APPROACH TO EXECUTIVE COMPENSATION

The decisions our executives make influence the daily operations, strategic direction, and financial health of the Company. The outcomes of their leadership shape the Company’s success and its standing in the marketplace. The Company’s executive compensation program is designed to foster a culture of excellence and ensure the alignment of executive goals with the expectations of the Company and its stockholders. We believe that the Company has a best-in-class team, and the Compensation Committee places a high value on continuity in how leadership is both rewarded and retained. Underpinning this program are three core objectives: (1) Encouraging Individual Performance and Effective Leadership, (2) Incentivizing Long-Term Success, and (3) Rewarding Superior Financial and Operating Results.

CleanSpark 27 2025 Proxy Statement

Encouraging Individual Performance and Effective Leadership

The executive compensation program provides the Compensation Committee the flexibility to reward the Company’s executive officers for significant value creation and to identify the metrics by which value creation is measured. Executive compensation is structured to reward the formation and execution of short-term and long-term strategies that bolster corporate growth and sustainability to ensure that executives are not only managing current operations efficiently but are also planning and acting for the future success of the Company. The Compensation Committee incentivizes and rewards individual performance and effective leadership through base salary and potential increases thereto, performance-related discretionary and non-discretionary bonuses, non-equity incentive bonuses, and the 2017 Incentive Plan.

Incentivizing Long-Term Success

Commitment to the Company’s long-term success is crucial to fostering sustained leadership and strategic continuity, both of which are essential for achieving long-term goals and maintaining corporate stability and investor confidence. To incentivize and emphasize continued dedication to the Company, compensation includes equity incentive awards that include a combination of time-based vesting awards and awards that vest based on stock price performance.

Rewarding Superior Financial and Operating Results

Rewarding executives for the Company’s operational performance includes communicating to the market and achieving key targets. Examples of the Company’s key targets include maintaining and improving operational efficiency at all levels, optimizing costs or implementing optimization strategies, and increasing mining production. These targets were selected because they are critical for the Company’s profitability and ability to maintain its competitive edge. Compensation is also determined by energy efficiency improvements, such as optimizing fleet efficiency, measured in joules per terahash, of the Company’s bitcoin mining operations. These strategic actions improve the cost of production and help maximize the production output of bitcoin per megawatt of power available in the Company’s infrastructure portfolio, thereby improving revenues, profitability, and corporate responsibility.

KEY ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

Base Salary

An executive’s base salary is foundational to a comprehensive compensation strategy. Base salary provides financial stability and security, allowing executives to focus on strategic leadership and operational excellence. By offering a competitive base salary, a company can attract and retain top-tier talent, which is essential for formulating and executing strategies that drive corporate growth and sustainability. We compensate our executives commensurate with their performance relative to peers, and we benchmark compensation, including base salary, to other peers annually.

Non-Equity Incentive Compensation and Discretionary Annual Cash Bonuses

Non-equity incentive compensation and discretionary annual cash bonuses are awarded based on the achievement of specific performance criteria, including but not limited to (i) maintaining or enhancing facility and mining uptime, (ii) improving fleet energy efficiency, (iii) achieving hashrate targets, (iv) achieving growth targets, (v) achieving identified growth targets while adhering to financial and time constraints, (vi) reaching targets i, ii, iii and iv while optimizing our cost structure, and (vii) other strategic targets or goals as may be set by the Compensation Committee, in discussion with the Board, from time to time. This model encourages strategic leadership by rewarding executives for formulating and executing strategies that drive corporate growth and position the Company and its stockholders for long-term success. The Compensation Committee believes that the non-equity incentive compensation plan and discretionary annual cash bonuses align executive officer efforts directly with the Company’s and its stockholders’ strategic goals, ensuring they focus not only on managing current operations but also on future success. Additionally, these arrangements drive operational excellence by incentivizing improvements in efficiency, cost optimization, and productivity. This focus on efficiency is particularly relevant in bitcoin mining, where optimizing energy use directly impacts the costs of bitcoin production and the efficiency of the Company’s fleet, enhancing both profitability and corporate responsibility. Finally, non-equity incentives foster long-term commitment by tying significant financial rewards to the achievement of specific, impactful short- and long-term goals, thereby promoting sustained leadership and strategic continuity essential for corporate longevity and stability.

CleanSpark 28 2025 Proxy Statement

When evaluating performance for the payment of non-equity compensation plan and discretionary bonuses, the Compensation Committee reviewed performance over fiscal year 2024. That evaluation included a comparison to prior year performance and current period performance as reported by competitors, including the following metrics:

Target 1: Increase CleanSpark revenues. For fiscal year 2024, the Company posted revenue of approximately $379 million, a 125% increase over fiscal year 2023.

Target 2: Increase hashrate. For fiscal year 2024, the Company surpassed 27 EH/s, more than 2.5 times the highest rate achieved in fiscal year 2023. In December 2024, the Company surpassed 37.5 EH/s, outperforming guidance, and raised capital to achieve 50 EH/s during the first half of fiscal year 2025.

Target 3: Maintain a strong balance sheet and liquidity position. For fiscal year 2024, the Company ended with $431.7 million in liquid assets and $66.0 million in total debt, preparing the Company to achieve expansion targets set for fiscal year 2025.

Target 4: Preserve or enhance gross margin, or enhance energy efficiency. The Company reported mining bitcoin at a 56% gross profit margin, representing an increase from fiscal year 2023 due to mining fleet efficiency improvements, enhanced energy pricing, increased bitcoin prices, and sustained economies of scale from growth. The Company also significantly improved its energy efficiency and achieved 19.05 joules per terahash in fiscal year 2024.

Target 5: Increase bitcoin mining production. The Company reported 7,092 bitcoin mined during fiscal year 2024, net of mining pool fees, a 3% increase over the 6,903 bitcoin mined in fiscal year 2023.

Target 6: Increase hashrate as a percentage of global hashrate. For fiscal year 2024, the Company increased its global hashrate market penetration from approximately 2.3% to 4.4%, putting the Company among the largest miners in the world.

Long-Term Incentives

Long-term incentives are provided to executives as equity compensation in the form of RSUs granted under the 2017 Incentive Plan. They are awarded and vest in two different ways–time and performance. Time-based vesting is designed to retain high-performing executives who remain in anticipation of future rewards and incentivize the executive award recipient to increase the Company’s stock price through continued, consistent performance. Time-based awards granted by the Company generally vest evenly over a three-year period following the grant date. Stock awards such as RSUs also fall subject to our Insider Trading Policy, which prohibits hedging and restricts any unauthorized trading on the margin or pledging of Company stock by the Company’s executives. Performance-based vesting is also designed to focus executive attention on targets that the Company believes are likely to drive stockholder value. The Company has deployed two types of performance-based awards. They include achieving 1) operational targets, which are tied to the achievement of specific growth goals related to the Company’s hashrate, and 2) market targets, which are tied to creating sustainable stock-price appreciation.

OTHER COMPENSATION INFORMATION AND POLICIES

Employment Agreements

We have entered into employment agreements with all five of our NEOs. Please see “Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table” and “Potential Payments Upon Termination” beginning on page 36 of this Proxy Statement for specific information regarding the compensation payable to each NEO based on the terms of their respective employment agreements.

2017 Incentive Plan

The 2017 Incentive Plan allows the Company to grant incentive stock options, non-qualified stock options, restricted stock, stock units, stock awards, stock appreciation rights, performance shares, and performance units. The incentive stock options are exercisable for up to ten years, at an option price per share not less than the fair market value on the date the option is granted. The incentive stock options are limited to persons who are regular full-time employees of the Company at the date of the grant of the option. Non-qualified options may be granted to any person, including, but not limited to, employees, independent agents, consultants, and attorneys who the Company’s Board believes have contributed, or will contribute, to the success of the Company. Non-qualified options may be issued at option prices of less than fair market value on the date of grant, subject to compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code“), and may be exercisable for up to ten years from date of grant. The option vesting schedule for options granted is determined by the Board at the time of the grant. The 2017 Incentive Plan provides for accelerated vesting of unvested options if there is a change in control, as defined in the 2017 Incentive Plan.

CleanSpark 29 2025 Proxy Statement

As of September 30, 2024, the number of securities issued under the 2017 Incentive Plan was:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE PRICE OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity compensation plans approved by security holders	2,285,462	$15.58	8,300,575
Equity compensation plans not approved by security holders	—	—	—
Total	2,285,462		8,300,575

Equity Grant Procedures

The Compensation Committee is the primary body responsible for approving equity awards, with limited delegation to the CEO for non-executive personnel. All equity awards were made in accordance with the 2017 Incentive Plan, and no options were awarded to executive officers during the fiscal year ended September 30, 2024. When granting equity awards, the Compensation Committee considers the timing, pricing, and conditions to mitigate risks of stock price manipulation or conflicts of interest. The Compensation Committee historically has not issued options to NEOs during any period when material non-public information has not been disclosed.

Compensation Recovery (Clawback) Policy

The Board adopted our Executive Officer Incentive Compensation Recoupment (Clawback) Policy, effective November 30, 2023 (the “Clawback Policy”), in accordance with Rule 10D-1 of the Exchange Act and Nasdaq listing standards. The Clawback Policy applies to current and former covered executive officers of the Company and is administered by the Compensation Committee. In the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, it is the Company’s policy to recover erroneously awarded incentive-based compensation received by its executive officers. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement.

As a result of our correction of errors in prior year financial statements, the Compensation Committee conducted a recovery analysis of incentive-based compensation received by our executive officers during the relevant period, as contemplated by Rule 10D-1 under the Exchange Act and in accordance with the Clawback Policy. Based on this analysis, no recovery of incentive-based compensation was required, as the financial statement adjustments did not impact the metrics used to determine incentive compensation during the relevant recovery period, and thus there was no erroneously awarded compensation.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy. For more information about our Insider Trading Policy, please see “Insider Trading Policy” on page 24 of this Proxy Statement.

Tax and Accounting Considerations

Accounting Treatment

Equity awards granted to employees and non-employee directors under the Company’s equity compensation plans are recognized in accordance with the guidance in Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation”. The Company recognizes compensation cost for stock-based awards over the vesting period, which is generally the service period of the award.

CleanSpark 30 2025 Proxy Statement

Deductibility of Executive Compensation

Section 162(m) of the Code generally limits the deductibility of compensation paid to our NEOs to $1 million per year. While we consider the deductibility of compensation as one factor in our overall compensation program design, the Compensation Committee retains the flexibility to provide compensation that exceeds this limit if it determines such amounts are necessary to achieve our compensation objectives. As a result, certain components of our executive compensation program, including base salary and time-vesting equity awards, are not fully deductible under Section 162(m).

Taxation of Parachute Payments and Deferred Compensation

The Company has no obligation to provide any NEO with a “gross-up” or other reimbursement payment for any tax liability that they might owe as a result of the application of Section 280G, 4999, or 409A of the Code. The Company has structured its compensation arrangements with the intention of complying with or otherwise being exempt from the requirements of Section 409A of the Code.

COMPENSATION SETTING PROCESS

Role of the Board of Directors and the Compensation Committee

The Compensation Committee maintains a compensation philosophy which outlines strategic goals in areas such as operating efficiency, financial transparency, and corporate culture. The Compensation Committee observed significant progress in achieving these goals in fiscal year 2024, particularly in operational efficiency, responsible financial growth, and industry leadership. In addition to the above strategic goals, the Committee structured compensation packages to attract and retain top talent.

Role of Management

Although the Board, through the Compensation Committee, retains primary authority over compensation decisions, it has delegated compensation decisions for non-executive employees to the CEO. Management provides updates and receives feedback from the Compensation Committee, in relation to its delegated authority over non-executive employee compensation.

Independent Compensation Consultant

The Compensation Committee engaged Compensia to provide advice on executive compensation matters, including competitive market analyses, pay-for-performance alignment, and incentive plan design. Compensia did not provide any other services to the company in fiscal year 2024. The Compensation Committee has determined that Compensia is independent and that their work did not raise any conflicts of interest.

Use of Comparative Market Data

On advisement by Compensia, the Compensation Committee approved a peer group of similarly situated technology companies, of which ten engage in bitcoin mining and of which eight engage in ancillary services relating to bitcoin mining and/or have large bitcoin holdings.

“SAY-ON-PAY” VOTE RESULTS

At our 2021 Annual Meeting, our stockholders approved our proposal to hold advisory votes on executive compensation every two years. As such, our last Say-on-Pay vote occurred at the 2023 Annual Meeting, at which 84.1% of stockholder votes cast were in favor of our Say-on-Pay proposal.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Dr. Thomas L. Wood, Chairman

Larry McNeill

This report of the Compensation Committee is not “soliciting material,” shall not be deemed “filed” with the SEC, and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

CleanSpark 32 2025 Proxy Statement

EXECUTIVE COMPENSATION

OVERVIEW

This section discusses the material components of the executive compensation program for our NEOs.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

SUMMARY COMPENSATION TABLE

The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current principal executive officer (“PEO”) (also known as our “CEO”)) and non-PEO NEOs for the fiscal years ended September 30, 2024, 2023 and 2022.

SUMMARY COMPENSATION TABLE*

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(2) ($)	ALL OTHER COMPENSATION(3) ($)	TOTAL ($)
Zachary K. Bradford CEO	2024	800,000	8,886,666	5,000,001	—	754,915	15,441,582
	2023	600,000	2,600,000	3,423,000	—	352,812	6,975,812
	2022	500,000	350,000	25,378,854	605,445	204,593	27,038,892
Gary A. Vecchiarelli CFO	2024	425,000	1,191,666	300,001	—	104,867	2,021,534
	2023	400,000	400,000	2,282,000	—	49,233	3,131,233
	2022	263,828	145,300	1,707,000	—	—	2,116,128
S. Matthew Schultz Executive Chairman	2024	720,000	8,664,666	3,834,005	—	679,250	13,897,921
	2023	540,000	2,340,000	3,080,700	—	318,038	6,278,738
	2022	350,000	329,000	21,814,888	484,356	170,721	23,148,965
Scott E. Garrison COO(4)	2024	299,091	485,000	2,153,998	—	—	2,938,089
Taylor Monnig CTO(4)	2024	299,091	435,000	1,754,003	—	—	2,488,094

* Columns (g) and (h) required under Item 402(c) of Regulation S-K have been omitted from this table as they are not applicable.

(1) Amounts shown represent two tiers of bonuses: (i) discretionary bonuses as generally described under the executives’ respective employment agreements and earned based on goals approved by the Compensation Committee, and (ii) incentive-based non-equity incentive payments for meeting certain growth and performance targets under the specified performance measures, while meeting or exceeding efficiency targets.

(2) Amounts shown represent the aggregate grant date fair value, as computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuations reflected in these columns, see Note 14 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

(3) Amounts shown include compensation paid in bitcoin in accordance with the executives’ respective employment agreements and certain taxes paid by the Company on behalf of the executives in accordance with the executives’ employment agreements. The value included in the table represents the bitcoin price on the date of the issuance of the bitcoin.

(4) Mr. Garrison and Mr. Monnig became NEOs on May 7, 2024 and were not NEOs during the fiscal years ended September 30, 2023 and 2022. The compensation earned in 2024 relates to service both before and after the May 7, 2024 appointment at NEOs.

CleanSpark 33 2025 Proxy Statement

Grants of Plan-based awards

The following table summarizes grants of plan-based awards granted to our NEOs during the fiscal year ended September 30, 2024. This information supplements the information about these awards set forth in the foregoing Summary Compensation Table.

Grants of Plan-based awards*

			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK	GRANT DATE FAIR VALUE OF STOCK AND OPTION
NAME	GRANT DATE	TYPE OF AWARD	OR UNITS (#)	AWARDS ($)
Zachary K. Bradford	9/30/2024(1)	RSU	535,332	5,000,001
Gary A. Vecchiarelli	9/30/2024(1)	RSU	32,120	300,001
S. Matthew Schultz	9/30/2024(1)	RSU	410,493	3,834,005
Scott E. Garrison	9/30/2024(1)	RSU	53,533	499,998
	5/07/2024(2)	RSU	100,000	1,654,000
Taylor Monnig	9/30/2024(1)	RSU	10,707	100,003
	5/07/2024(2)	RSU	100,000	1,654,000

* Columns (c), (d), (e), (f), (g), (h), (j), and (k) required under Item 402(d) of Regulation S-K have been omitted from this table as they are not applicable.

(1) Time-based RSU awards granted on September 30, 2024, with 40% of the RSUs vesting immediately, and the remainder vesting in twelve equal quarterly installments beginning on February 13, 2025 and continuing quarterly thereafter on May 13, 2025, August 13, 2025, December 3, 2025, February 13, 2026, May 13, 2026, August 13, 2026, December 3, 2026, February 12, 2027, May 13, 2027, August 13, 2027 and December 3, 2027, subject to continued service to the Company through each vesting date. These RSUs were deemed under ASC 718 to have a fair value of $9.34 per RSU.

(2) Time-based RSU awards granted on May 7, 2024, vesting in three equal installments on September 30, 2024, September 30, 2025, and September 30, 2026, subject to continued service to the Company through each vesting date. These RSUs were deemed under ASC 718 to have a fair value of $16.54 per RSU on the date of grant.

NARRATIVE DISCLOSURE TO THE SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Each NEO has an employment agreement that generally provides for a base salary, a discretionary bonus (often contingent on performance metrics or operational targets), and equity awards (a mix of performance-based and time-based restricted stock units or options). In some cases, NEOs also receive monthly bitcoin payments, which terminate automatically if the Company ceases mining bitcoin. Performance-based equity awards typically vest upon meeting certain milestones, while time-based awards vest in installments over defined periods. In addition, certain NEOs have signing or retention bonuses (repayable if the executive resigns within a specified timeframe), and their salary and bonus levels may be increased by amendment to reflect Company objectives or performance achievements. For the year ended September 30, 2024, pursuant to their employment agreements, Mr. Bradford earned 14.2 bitcoin, Mr. Vecchiarelli earned 2.0 bitcoin, and Mr. Schultz earned 12.96 bitcoin, with the fair value of the awards included in “All Other Compensation” of the Summary Compensation Table. Further details on the amounts paid, the fair value of equity awards, and vesting schedules are set forth in the Grants of Plan-Based Awards table.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

On June 19, 2017, our Board of Directors adopted the 2017 Incentive Plan. The purpose of the 2017 Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility with us, to provide additional incentive to employees, directors, and consultants, and to promote our success.

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of September 30, 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END*

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXCERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)
Zachary K. Bradford	30,000	—	20.48	11/7/2024	—		—
	500,000	—	23.00	4/15/2026	—		—
	—	—	—	—	450,000	(1)	4,203,000
	—	—	—	—	321,199	(3)	2,999,999
Gary A. Vecchiarelli	—	—	—	—	40,000	(1)	373,600
	—	—	—	—	19,272	(3)	180,000
S. Matthew Schultz	24,000	—	20.48	11/7/2024	—		—
	400,000	—	23.00	4/15/2026	—		—
	—	—	—	—	405,000	(1)	3,782,700
	—	—	—	—	246,296	(3)	2,300,405
Scott E. Garrison	4,861	15,278	6.00	7/6/2033	—		—
	45,000	—	15.69	5/14/2031	—		—
	—	—	—	—	66,700	(2)	622,978
	—	—	—	—	32,120	(3)	300,001
Taylor Monnig	10,000	5,000	5.98	8/10/2032	—		—
	9,722	15,278	6.00	7/6/2033	—		—
	—	—	—	—	66,700	(2)	622,978
	—	—	—	—	6,424	(3)	60,000

* Columns (d), (i), and (j) required under Item 402(f) of Regulation S-K have been omitted from this table as they are not applicable.

(1) RSU awards granted on September 12, 2022 that are subject to a three-year vesting period of three annual installments beginning with the grant date.

(2) RSU awards granted on May 7, 2024 that are subject to a three-year vesting period of three annual installments beginning with September 30, 2024.

(3) RSU awards granted on September 30, 2024, of which 40% vested immediately and the remainder vests in twelve equal quarterly installments beginning with February 13, 2025 and continuing quarterly thereafter.

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Stock Option Exercises and stock vested

The following table summarizes exercises of stock options and the vesting of stock held by our NEOs during the fiscal year ended September 30, 2024.

Option Exercises and stock vested*

	STOCK AWARDS
NAME	AGGREGATE NUMBER OF SHARES ACQUIRED ON VESTING (#)	AGGREGATE VALUE REALIZED ON VESTING ($)(1)
Zachary K. Bradford	1,660,565	20,892,946
Gary A. Vecchiarelli	661,419	10,067,370
S. Matthew Schultz	1,465,984	18,537,241
Scott E. Garrison	224,713	3,214,024
Taylor Monnig	247,583	3,690,025

* Columns (b) and (c) required under Item 402(g) of Regulation S-K have been omitted from this table as they are not applicable.

(1) In accordance with SEC rules, the value realized is based on the closing price of our Common Stock on the applicable vesting dates.

pension benefits table

We do not maintain or make contributions to a defined benefit plan for any of our NEOs.

nonqualified deferred compensaton table

We do not maintain a nonqualified deferred compensation plan for any of our NEOs.

PEO PAY RATIO

We are required under Item 402(u) of Regulation S-K to calculate and disclose our “PEO pay ratio”. We conduct our business within the continental United States, and as of September 30, 2024, we had 270 employees.

For 2024, the median annual total compensation of all employees of the Company, excluding our PEO, was $80,510, and the annual total compensation of our PEO was $15,440,147, as reported in the “Summary Compensation Table” on page 33 of this Proxy Statement. Accordingly, the ratio of our PEO’s annual total compensation to the median annual compensation of all employees (excluding the PEO) was 192:1.

We used total compensation to determine the median employee as of September 30, 2024, which includes (i) annual base salary plus annual incentives paid to salaried employees and (ii) hourly salary rate times annual hours plus additional adjustments for annual incentives, shift differentials, actual overtime rates, and other cash allowances paid to hourly employees and any equity granted to eligible employees.

The ratio and annual total compensation amount of the median employee are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules. The Company notes that its ratio and annual total compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee may vary significantly among companies.

POTENTIAL PAYMENTS UPON TERMINATION

The severance terms for Messrs. Bradford, Vecchiarelli, Schultz, Garrison, and Monnig are reflected in their respective employment contracts.

Below are summary tables of potential severance payments and benefits for each of our NEOs under various termination scenarios. The NEOs have been defined in three categories, based on the underlying employment agreements, with Messrs. Bradford and Schultz being Category 1, Mr. Vecchiarelli as Category 2, and Messrs. Garrison and Monnig as Category 3. Receipt of the potential severance payments and benefits listed below, as applicable, may be subject to the signing by such officer of a general release of all claims against the Company in a form and manner satisfactory to the Company, and after the expiration of any revocation rights under that general release, and subject to such officer’s compliance with post-termination obligations and any restrictive covenants

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upon termination. This information should be read in conjunction with the specific terms of each NEO’s employment agreement, which govern all final severance amounts and conditions.

Category 1

TERMINATION EVENT	SALARY	BONUS	BENEFITS & EQUITY
Without Cause	12 months’ base salary, plus continued benefits	100% of the bonus paid in the prior 6 months, payable on the same schedule as salary	All unvested awards immediately vest and become exercisable
For Cause	6 months’ base salary, plus continued benefits	No additional bonus beyond any accrued (if any)	Generally, forfeits unvested awards
Disability or Death	No additional salary-based severance (only accrued salary)	Any unpaid, earned bonus	All unvested awards immediately vest

Category 2

TERMINATION EVENT	SALARY	BONUS	BENEFITS & EQUITY
Without Cause	12 months’ base salary, plus continued benefits	100% of the bonus paid in the prior 12 months, payable generally over 12 months (or as elected by the Company)	All unvested awards immediately vest and become exercisable
For Cause	No severance beyond accrued salary/expenses	No additional bonus	Unvested awards forfeited
Disability or Death	No additional salary-based severance (only accrued salary)	Any unpaid, earned bonus	All unvested awards immediately vest

Category 3

TERMINATION EVENT	SALARY	BONUS	BENEFITS & EQUITY
Without Cause or Good Reason	A lump sum paid within 10 business days comprised of 6 months’ base salary, plus 2 months for each year of service, rounded up	Not separately specified	Up to 12 months of Company-paid COBRA premiums Determined under the 2017 Incentive Plan & award agreements (may allow accelerated vesting)
For Cause or Without Good Reason	No severance beyond accrued salary and expenses	No additional bonus	Unvested awards typically forfeited Vested benefits, if any, remain
Disability or Death	Accrued salary (paid on next regular pay date), plus reimbursement of expenses	Any unpaid, earned bonus	Unvested awards subject to plan terms Vested benefits and equity remain

POTENTIAL PAYMENTS UPON A CHANGE IN CONTROL

Award agreements under our 2017 Incentive Plan provide that any unvested securities held by Messrs. Bradford, Vecchiarelli, Schultz, Garrison, or Monnig shall immediately be issued and become exercisable or convertible in the event of such officer’s termination upon (i) a sale of substantially all of the capital stock or assets of the Company, (ii) the sale of more than 50% of the Company’s stock in one transaction, (iii) a reorganization, merger or consolidation of the Company, or (iv) a change in the composition of the Board in any 24 consecutive month period such that the individuals who, immediately prior to such period, constituted the Board cease for any reason to constitute at least a majority of the Board.

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PAY VERSUS PERFORMANCE

The following tables summarize the relationship between executive compensation for our PEO, other NEOs, and financial performance measures for the Company’s three (3) most recently completed fiscal years, calculated in accordance with Item 402(v) of Regulation S-K. The disclosure included in this section is prescribed by SEC rules and Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and it does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and compensation paid to its NEOs. For discussion of how the Company views and makes decisions with regards to its executive compensation, including alignment with the Company’s performance, see “Compensation Discussion and Analysis” beginning on page 26 of this Proxy Statement. Please review the tables and associated narrative and graphical disclosure together for a more complete presentation of such relationship over the periods presented.

					VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON(4)
FISCAL YEAR(1)	SCT† TOTAL FOR PEO ($)(2)	CAP† TO PEO ($)	AVERAGE SCT† TOTAL FOR NON-PEO NEOs ($)(2)	AVERAGE CAP† TO NON-PEO NEOs ($)(3)	TSR† ($)	PEER GROUP TSR† ($)	NET INCOME ($)	ADJUSTED EBITDA* ($)(5)
2024	15,441,582	31,387,070	5,336,410	11,667,827	80.59	43.05	(145,776,815)	245,847,501
2023	6,975,812	8,820,110	4,704,986	5,633,412	32.87	22.59	(138,148,399)	25,027,580
2022	27,038,892	8,983,877	12,632,546	4,605,598	27.44	21.78	(57,325,554)	56,056,184

† “SCT” = Summary Compensation Table; “CAP” = Compensation Actually Paid;
“TSR” = Total Shareholder Return

* Company-Selected Measure

(1) For the entirety of fiscal year 2024, Zachary K. Bradford served as our PEO. The Company’s non-PEO NEOs were Gary A. Vecchiarelli and S. Matthew Schultz during the entirety of such fiscal year and Scott E. Garrison and Taylor Monnig from May 7, 2024 to September 30, 2024. For the entirety of fiscal year 2023, Zachary K. Bradford served as our PEO, and the Company’s non-PEO NEOs during the entirety of such fiscal year were Gary A. Vecchiarelli and S. Matthew Schultz. For the entirety of fiscal year 2022, Zachary K. Bradford served as our PEO, and the Company’s non-PEO NEOs were S. Matthew Schultz, during the entirety of such fiscal year, Lori Love, from October 1, 2021 to December 14, 2021, and Gary A. Vecchiarelli, from December 15, 2021 to September 30, 2022.

(2) Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable fiscal year in the case of our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable fiscal years for the Company’s non-PEO NEOs for the applicable fiscal years.

(3) To calculate the “compensation actually paid” to our PEO and our non-PEO NEOs, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable fiscal year in accordance with the SEC rules as follows:

CleanSpark 38 2025 Proxy Statement

FISCAL YEARS	2024		2023		2022
ADJUSTMENTS	PEO ZACHARY K. BRADFORD ($)	NON-PEO NAMED EXECUTIVE OFFICERS* ($)	PEO ZACHARY K. BRADFORD ($)	NON-PEO NAMED EXECUTIVE OFFICERS* ($)	PEO ZACHARY K. BRADFORD ($)	NON-PEO NAMED EXECUTIVE OFFICERS* ($)
Summary Compensation Table ("SCT") Total	15,441,582	5,336,410	6,975,812	4,704,986	27,038,892	12,632,546
Less: Equity Compensation from SCT	(5,000,001)	(2,010,502)	(3,423,000)	(2,681,350)	(25,984,299)	(12,003,123)
Impact of awards granted during the current year:
Unvested awards: Fair value of awards at the end of the fiscal year	2,999,999	1,021,591	3,429,000	2,684,050	9,925,710	4,844,784
Granted and vested awards: Fair value of awards at vesting dates	2,000,002	628,911	—	—	2,812,137	1,124,340
Impact of awards granted in prior years
Unvested and outstanding awards: Change in fair value as of the end of the fiscal year compared to fair value at the end of prior year	2,563,450	662,829	483,339	241,550	(4,808,563)	(1,992,949)
Vested Awards: Change in fair value as of vesting date compared to fair value at the end of prior year	13,382,038	6,028,588	1,354,959	684,176	—	—
Compensation Actually Paid	31,387,070	11,667,827	8,820,110	5,633,412	8,983,877	4,605,598

* Amounts presented are averages for the entire group of non-PEO NEOs in each respective year.

(4) Pursuant to SEC rules, the amounts shown in this column assume $100 was invested on September 30, 2021 at the end of the fiscal years 2022, 2023 and 2024 and assume that all dividends (if applicable) were reinvested.

(5) See “Relationship between PEO and non-PEO NEO compensation actually paid and adjusted EBITDA” below for further discussion on how adjusted EBITDA is derived from the Company’s audited financials and Appendix A for a reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure.

Relationship between PEO and non-PEO NEO compensation actually paid and adjusted EBITDA

During the fiscal year ended September 30, 2024, the Company’s adjusted EBITDA, a non-GAAP financial measure, was $245.8 million, an increase of $220.8 million, or 882%, from $25.0 million in the prior fiscal year. During the same period, our PEO’s reported compensation increased by $8.5 million, or 121%, and actual compensation increased by $22.6 million, or 256%, and the average non-PEO NEO reported compensation increased by $0.6 million, or 13%, and actual compensation increased by $6.0 million, or 107%.

During the fiscal year ended September 30, 2023, the Company’s adjusted EBITDA, a non-GAAP financial measure, was $25.0 million, a decrease of $31.0 million, or 55%, from $56.1 million in the immediately preceding fiscal year. During the same period, our PEO’s reported compensation decreased by $20.1 million, or 74%, and actual compensation decreased by $0.2 million, or 2%, and the average non-PEO NEO reported compensation decreased by $7.9 million, or 63%, and actual compensation increased by $1.0 million, or 22%.

During the fiscal year ended September 30, 2022, the Company’s adjusted EBITDA, a non-GAAP financial measure, was $56.1 million. During the same period, our PEO’s reported and actual compensation was $27.0 million and $9.0 million, respectively, and the average non-PEO NEO reported and actual compensation was $12.6 million and $4.6 million, respectively.

Relationship between PEO and non-PEO NEO compensation actually paid and net income

During the fiscal year ended September 30, 2024, the Company’s net loss was $145.8 million, an increase in net loss of $7.6 million, or 6%, from $138.1 million from the immediately preceding fiscal year. During the same period, our PEO’s reported compensation increased by $8.5 million, or 121%, and actual compensation increased by $22.6 million, or 256%, and the average non-PEO NEO reported compensation increased by $0.6 million, or 13%, and actual compensation increased by $6.0 million, or 107%.

During the fiscal year ended September 30, 2023, the Company’s net loss was $138.1 million, an increase in net loss of $80.8 million, or 141%, from $57.3 million from the immediately preceding fiscal year. During the same

CleanSpark 39 2025 Proxy Statement

period, our PEO’s reported compensation decreased by $20.1 million, or 74%, and actual compensation decreased by $0.2 million, or 2%, and the average non-PEO NEO reported compensation decreased by $7.9 million, or 63%, and actual compensation increased by $1.0 million, or 22%.

During the fiscal year ended September 30, 2022, the Company’s net loss was $57.3 million. During the same period, our PEO’s reported and actual compensation was $27.0 million and $9.0 million, respectively, and the average non-PEO NEO reported and actual compensation was $12.6 million and $4.6 million, respectively.

Relationship between PEO and non-PEO NEO compensation actually paid and TSR

During the fiscal year ended September 30, 2024, the total shareholder return of an initial $100 investment in the Company was -19% (or a reduction of $19.41). Total shareholder return improved from the prior year by $48, a 71% increase over the prior year total shareholder return. During the same period, our PEO’s reported compensation increased by $8.5 million, or 121%, and actual compensation increased by $22.6 million, or 256% and the average non-PEO NEO reported compensation increased by $0.6 million, or 13%, and actual compensation increased by $6.0 million, or 107%.

During the fiscal year ended September 30, 2023, the total shareholder return of an initial $100 investment in the Company was -67% (or a reduction of $67.13). Total shareholder return improved from the prior year by $5.44, a 7% increase over the prior year total shareholder return. During the same period, our PEO’s reported compensation decreased by $20.1 million, or 74%, and actual compensation decreased by $0.2 million, or 2%, and the average non-PEO NEO reported compensation decreased by $7.9 million, or 63%, and actual compensation increased by $1.0 million, or 22%.

During fiscal year ended September 30, 2022, the total shareholder return of an initial $100 investment in the Company was a loss of 73%, or $72.56. During the same period, our PEO’s reported and actual compensation was $27.0 million and $9.0 million, respectively, and the average non-PEO NEO reported and actual compensation was $12.6 million and $4.6 million, respectively.

Relationship between PEO and non-PEO NEO compensation actually paid and revenue and key bitcoin mining performance metrics

During the year ended September 30, 2024, revenues increased 125% to $379.0 million as compared to $168.4 million in the immediately preceding fiscal year. In addition, the Company’s processing power as measured in hashrate increased by 188% to 27.6 EH/s from 9.6 EH/s, and miner efficiency improved to 21.9 watts/terahash, a 23% improvement from 28.4 watts/terahash. During the same period, our PEO’s reported compensation increased by $8.5 million, or 121%, and actual compensation increased by $22.6 million, or 256%, and the average non-PEO NEO reported compensation increased by $0.6 million, or 13%, and actual compensation increased by $6.0 million, or 107%.

During the year ended September 30, 2023, revenues increased 28% to $168.4 million as compared to $131.5 million in the immediately preceding fiscal year. In addition, the Company’s processing power as measured in hashrate increased by 129% to 9.6 EH/s from 4.2 EH/s, and miner efficiency improved to 28.4 watts/terahash, a 6% improvement from 30.1 watts/terahash. During the same period, our PEO’s reported compensation decreased by $20.1 million, or 74%, and actual compensation decreased by $0.2 million, or 2%, and the average non-PEO NEO reported compensation decreased by $7.9 million, or 63%, and actual compensation increased by $1.0 million, or 22%.

During the fiscal year ended September 30, 2022, the Company’s revenues were $131.5 million. The Company's processing power as measured in hashrate was 4.2 EH/s, and miner efficiency was 30.1 watts/terahash. During the same period, our PEO’s reported and actual compensation was $27.0 million and $9.0 million, respectively, and the average non-PEO NEO reported and actual compensation was $12.6 million and $4.6 million, respectively.

CleanSpark 40 2025 Proxy Statement

FINANCIAL PERFORMANCE MEASURES AND OTHER PERFORMANCE MEASURES

The following provides an unranked list of the most important financial and non-financial performance measures used by the Company to link the compensation actually paid to our PEO and non-PEO NEOs in fiscal year 2024, calculated in accordance with SEC regulations, to Company performance.

Bitcoin Mining Metrics
Revenue & Adjusted EBITDA
Capital Stewardship
Cash Flow
Financial Transparency
Financial Performance
Corporate Culture
Industry Leadership
Stock Price

Bitcoin Mining Metrics

Our Bitcoin Mining Metrics are comprised of the following:

•
Operating Hashrate, which we define as the total hashrate produced across our datacenters;
•
Operating Datacenter Capacity, which we define as the total power infrastructure and the associated datacenters that power our operations;
•
Fleet efficiency, which we define as the blended joules per terahash efficiency of our total mining fleet;
•
Uptime, which we define as the percentage of available mining hours in the year that our Operating Hashrate and Operating Datacenter Capacity is utilized;
•
Power cost per BTC mined, which we define as the marginal all-in energy expense per bitcoin mined;
•
ASIC ROI, which we define as the time it takes to recover the capital expenditure (“CapEx”) spend per terahash; and
•
Infrastructure ROI, which we define as the time it takes to recover the CapEx spent for a megawatt of Operating Data Center Capacity

Management is measured by the Compensation Committee based on its ability to improve or maintain performance based on each of these measures on an ongoing basis. Many of these metrics are subject to market conditions and therefore remeasured frequently by both management and the Board. These metrics capture the direct performance of the mining business, but also indirectly capture other critical activities such as sourcing efficient energy for datacenter projects, cost effective development, supply chain management with ASIC vendors, internal technology and operational processes, and capital market activities making them strong criteria by which management can be assessed.

Revenue and Adjusted EBITDA

Revenue and Adjusted EBITDA serve as a critical reflections of executive financial performance, particularly when considering their alignment with the Company’s executive compensation structure designed to incentivize operational excellence. For executives whose compensation is intricately tied to specific performance metrics, revenue growth can be a direct indicator of their success in enhancing the Company’s operational prowess and market competitiveness. For instance, by effectively managing energy efficiency and uptime, executives can optimize operational costs and increase production, leading to improved revenues and margins.

An increase in revenue, a tangible outcome of strategic decision and operational improvements, justifies the performance-based component of executive compensation, ensuring their remuneration is closely aligned with the Company’s growth and operational success. Thus, the revenue figures not only represent the Company’s financial achievements but also mirror the effectiveness of its leadership in steering the organization towards operational excellence.

CleanSpark 41 2025 Proxy Statement

Capital Stewardship

We define Capital Stewardship as the strategic CapEx we make in our infrastructure, mining servers and other long‑term assets. CapEx is used as a financial metric for executive compensation due to its direct impact on the operational and financial performance of the Company. This metric is particularly important for the bitcoin mining and data center industry because of its capital-intensive nature. CapEx decisions influence operating efficiency by determining the quality and efficiency of our operating assets and infrastructure, which affects energy efficiency (joules per terahash), uptime, and average power cost. Strategic CapEx investments in energy-efficient technologies, systems, and processes for our operations directly contributes to optimizing operational revenues and costs per exahash and increasing gross operating margins, which is crucial for maintaining a path to profitability. Sound financial management is also a reflection on CapEx decision making, as it involves significant financial commitments and requires meticulous planning and execution. Responsible growth, indicated by a balanced use of capital and sound debt management, is directly impacted by how executives manage and execute their CapEx plans. Executive actions ensure investments are made judiciously and aligned with short and long-term Company goals. Finally, CapEx decisions affect corporate culture and industry leadership by influencing workplace conditions and the Company’s technological advancement. We believe that wise CapEx decisions enhance employee satisfaction and safety and establish the Company as a leader in performance, cost efficiency, and innovation. By tying executive compensation to CapEx management, companies ensure that executives are incentivized to make decisions that not only align with immediate financial goals but also foster long-term growth, sustainability, and industry leadership.

Cash Flow

Cash flow is used as a metric to determine executive compensation because it provides a clear and tangible measure of a company’s financial health and operational efficiency. By using cash flow as a metric, the Company aligns executive compensation with the ability to generate sustainable and usable funds, which is crucial for long-term business success. It incentivizes executives to focus on optimizing operations, managing working capital effectively, and making strategic decisions that enhance the Company’s liquidity and financial stability. This focus on cash flow encourages prudent financial management, emphasizing not just profitability but also the efficient use of resources and assets to generate positive outcomes, which are vital for stockholder value creation and the overall financial health of the Company.

Other Performance Measures Linked to Financial Performance Measures

The Compensation Committee evaluated the challenges and opportunities of creating an appropriate compensation package for the Company’s executives that acknowledges the real-world impacts of bitcoin price volatility, scarcity and cost volatility of mining assets, volatility in energy prices, and a highly competitive market. The Compensation Committee selected the following metrics to drive compensation decisions and bonuses for both incentive-based compensation and discretionary bonus compensation:

1.
Financial Transparency, providing clear and accurate financial information improves corporate governance and accountability, thereby reducing risks and boosting earnings and return on equity.
2.
Financial Performance, as measured by:
a.
Responsible growth with a desire for low debt during high-interest periods;
b.
Sound budget development and management to targets;
c.
Speed of return on capital investments;
d.
Total capital cost invested per exahash relative to peers, including infrastructure, equipment and ASIC miners;
e.
Operating cost per exahash relative to peers; and
f.
Path to profitability with focused effort on post-halving net positive revenue. This measure is directly aligned with a balanced approach to revenues, earnings, capital expenditures, cash flow, and return on equity.
3.
Corporate Culture, as measured by employee compensation, workplace safety, employee retention and employee satisfaction. This measure reduces operational risks and enhances performance.

CleanSpark 42 2025 Proxy Statement

4.
Industry Leadership, as measured by influence in the industry, corporate prominence, and standard setting. This measure is a holistic concept which incorporates the other measures and the public perception of meeting strong financial and operational performance targets.
5.
Stock Price, as we believe that directly correlating compensation in the long-term incentive plan structure with increases in our stock price as one of the drivers aligns with stockholders’ interests.

CleanSpark 43 2025 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

COMMON STOCK

The following table sets forth, as of January 9, 2025, the number and percentage of the 280,806,400 shares (excluding treasury shares) of outstanding Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is a director of the Company, (ii) each named executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of our outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed beneficially owned includes shares issuable upon (1) exercise of stock options or warrants held by the respective person or group that may be exercised or converted and (2) vesting of RSUs within 60 days after January 9, 2025. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable and RSUs vesting within 60 days after January 9, 2025 are deemed outstanding for that person or group but not for any other person or group.

Except as otherwise indicated, the address of each of the persons named in the table below is c/o CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF PAR VALUE $0.001 COMMON STOCK BENEFICIALLY OWNED		PERCENTAGE OF CLASS
5% stockholders
BlackRock, Inc.	19,194,024	(1)	6.81%
The Vanguard Group	19,160,379	(2)	6.80%

Directors and named executive officers
Zachary K. Bradford	3,149,291	(3)	1.12%
Gary A. Vecchiarelli	508,049	(4)	0.18%
S. Matthew Schultz	2,749,244	(5)	0.98%
Scott E. Garrison	156,667	(6)	0.06%
Taylor Monnig	154,208	(7)	0.05%
Larry McNeill	263,169	(8)	0.09%
Dr. Thomas L. Wood	205,778	(9)	0.07%
Roger P. Beynon	149,913	(10)	0.05%
Amanda Cavaleri	127,691	(11)	0.05%
All Executive Officers and Directors as a Group (9 persons)	7,464,010	(12)	2.65%

CleanSpark 44 2025 Proxy Statement

(1) BlackRock, Inc. (“BlackRock”) filed a Schedule 13G/A on November 8, 2024 reporting beneficial ownership, as of September 30, 2024, of the number of shares reflected in the above table. BlackRock reported having sole voting power over 19,194,024 shares of Common Stock, and sole dispositive power over 19,473,511 shares of Common Stock. The business address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(2) The Vanguard Group (“Vanguard”) filed a Schedule 13G/A on November 12, 2024 reporting beneficial ownership, as of September 30, 2024, of the number of shares reflected in the above table. Vanguard reported having sole voting power over 0 shares of Common Stock, and sole dispositive power over 18,460,658 shares of Common Stock. The business address of Vanguard is 100 Vanguard Blvd, Malvern, PA 19355.

(3) Includes 2,298,660 shares of Common Stock held directly by him, 323,864 shares of Common Stock held in ZRB Holdings Inc. of which Mr. Bradford is the beneficial owner, vested and exercisable options to purchase 500,000 shares of Common Stock, and 26,767 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

(4) Includes 506,443 shares of Common Stock owned directly by him and 1,606 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

(5) Includes 1,807,724 shares of Common Stock held directly by him, 480,000 shares of Common Stock held in the S M Schultz IRRV TR of which Mr. Schultz is the beneficial owner, 40,996 shares of Common Stock held by his spouse, vested and exercisable options to purchase 400,000 shares of Common Stock, and 20,524 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

(6) Includes 98,576 shares of Common Stock owned directly by him, vested and exercisable options to purchase 54,027 shares of Common Stock, options to purchase 1,388 shares of Common Stock that vest within 60 days of January 9, 2025, and 2,676 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

(7) Includes 128,396 shares of Common Stock owned directly by him, vested and exercisable options to purchase 23,888 shares of Common Stock, options to purchase 1,388 shares of Common Stock that vest within 60 days of January 9, 2025, and 536 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

(8) Includes 183,001 shares of Common Stock held directly by him, 71,636 shares of Common Stock held in his Roth IRA, and 8,532 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

(9) Includes 137,050 shares of Common Stock held directly by him, 60,196 shares of Common Stock held by his spouse, and 8,532 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

(10) Includes 141,381 shares of Common Stock held directly by him and 8,532 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

(11) Includes 119,159 shares of Common Stock held directly by her and 8,532 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

(12) Includes, for the officers and directors as a group, an aggregate 6,397,082 shares of Common Stock, vested and exercisable options to purchase 977,915 shares of Common Stock, options to purchase 2,776 shares of Common Stock that vest within 60 days of January 9, 2025, and 86,237 shares of Common Stock issuable pursuant to RSUs that vest within 60 days of January 9, 2025.

CleanSpark 45 2025 Proxy Statement

SERIES A PREFERRED STOCK

The following table sets forth, as of January 9, 2025, the number and percentage of the 1,750,000 shares of outstanding Series A Preferred Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each executive officer, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of our outstanding shares of Series A Preferred Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Except as otherwise indicated, the address of each of the persons named in the table below is c/o CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF PAR VALUE $0.001 SERIES A STOCK BENEFICIALLY OWNED		PERCENTAGE OF CLASS
5% stockholders
Celtic, LLC(1)	250,000		14.29%
Celtic, LLC Ownership
Zachary K. Bradford (33.33%)
S. Matthew Schultz (33.33%)
Larry McNeill (33.33%)
Directors and named executive officers
Zachary K. Bradford	500,000	(1)	28.57%
S. Matthew Schultz	500,000	(1)	28.57%
Larry McNeill	500,000	(1)	28.57%
All Executive Officers and Directors as a Group (3 persons)	1,500,000		85.71%

(1) Messrs. Bradford, Schultz, and McNeill each own 500,000 shares of Series A Preferred Stock held in their own names. Messrs. Bradford, Schultz, and McNeill each own a 1/3 membership interest in Celtic, LLC, which directly owns an aggregate of 250,000 shares of Series A Preferred Stock. None of Messrs. Bradford, Schultz, or McNeill have unilateral control over the power to vote or dispose of the 250,000 shares of Series A Preferred Stock held by Celtic, LLC and as such the shares of Series A Preferred Stock held by each of them excludes the shares held by Celtic, LLC.

CleanSpark 46 2025 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

We describe below the transactions and series of similar transactions, since October 1, 2023, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, holders of more than 5% of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control, and other arrangements with directors and executive officers, which are described where required under the section above titled “Summary Compensation Table.”

Isaac Holyoak – Chief Communications Officer

Isaac Holyoak, who was our Chief Communications Officer from August 2022 through July 2024, is the brother-in-law of our CEO, Mr. Bradford. During the fiscal year ended September 30, 2024, he earned approximately $227,644 in total compensation (inclusive of the fair value of equity awards).

POLICIES AND PROCEDURES REGARDING RELATED PARTY TRANSACTIONS

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The related person transaction disclosed in this Proxy Statement were each approved by the full Board or Audit Committee, as applicable.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2025 Annual Meeting as described in this Proxy Statement.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended September 30, 2024 and written representations that no other reports were required, no Forms 3, 4, or 5 were filed late during the fiscal year ended September 30, 2024.

CleanSpark 47 2025 Proxy Statement

STOCKHOLDERS’ PROPOSALS FOR THE 2026 ANNUAL MEETING

Stockholders may submit proposals for inclusion in our proxy statement and proxy on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in the proxy statement and proxy relating to the 2026 annual meeting of stockholders, they must have been received by us no later than September 24, 2025 (120 days prior to January 22, 2026, the one-year anniversary of the distribution of our proxy materials in connection with the 2025 annual meeting of stockholders). Such proposals should be directed to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC. The officer presiding at the annual meeting may exclude matters that are not properly presented in accordance with these requirements.

Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote at the meeting who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder and the proposed action). To be timely for purposes of our 2026 annual meeting of stockholders, the notice must not be received earlier than November 3, 2025 (120 days prior to March 3, 2026, the anniversary of the 2025 annual meeting of stockholders), nor later than December 3, 2025 (90 days prior to March 3, 2026). The notice must contain the information required by our Bylaws. However, these Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules as discussed in the paragraph above.

Our Bylaws contain proxy access provisions. These provisions permit a stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely for purposes of our 2026 annual meeting of stockholders, the notice must not be received earlier than August 25, 2025 (150 days prior to January 22, 2026, the one-year anniversary of the distribution of our proxy materials in connection with the 2025 annual meeting of stockholders), nor later than September 24, 2025 (120 days prior to January 22, 2026). The notice must contain the information required by our Bylaws.

Under our Bylaws, notice by stockholders who intend to nominate directors at the 2026 annual meeting of stockholders (other than through proxy access as described above) must be received no earlier than the close of business on November 3, 2025 and no later than the close of business on December 3, 2025. Notice of director nominations must be submitted by a stockholder of record and must set forth the information required by our Bylaws.

Any notice of director nomination submitted other than through the proxy access provisions of our Bylaws must include the additional information required by Rule 14a-19(b) under the Exchange Act.

A copy of our Bylaws is available on our website at investors.cleanspark.com/governance/. We will also provide a copy, free of charge, to any stockholder upon written request to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, Attn: Secretary.

CleanSpark 48 2025 Proxy Statement

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2025 Annual Meeting. However, should any other matters properly come before the 2025 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

CleanSpark 49 2025 Proxy Statement

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet, or personally, without additional compensation. We will also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees, and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers householding proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, Attn: Secretary, by registered, certified, or express mail or by calling the Company at (702) 989-7692.

CleanSpark 50 2025 Proxy Statement

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

The 2024 Annual Report to Stockholders (which is not a part of our proxy soliciting materials) is being mailed with this Proxy Statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of Proxy Materials, this Proxy Statement and our 2024 Annual Report to Stockholders are available on our website at investors.cleanspark.com/financials/sec-filings/. Additionally, and in accordance with SEC rules, you may access our Proxy Statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of our 2024 Annual Report on Form 10-K filed with the SEC and this Proxy Statement will be provided to stockholders without charge upon written request directed to CleanSpark, Inc., 10624 S. Eastern Ave., Suite A-638, Henderson, Nevada 89052, Attn: Secretary. Our copying costs will be charged if exhibits to the 2024 Annual Report on Form 10-K are requested. We make available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

January 22, 2025	By Order of the Board of Directors

/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer, President, and Director

CleanSpark 51 2025 Proxy Statement

APPENDIX A

RECONCILIATION OF NON-GAAP financial MEASURE

We present adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP"). Our non-GAAP "Adjusted EBITDA" excludes (i) impacts of interest, taxes, and depreciation; (ii) our share-based compensation expense, unrealized gains/losses on securities, and changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets; (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of our ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to our future business activities; and (viii) severance expenses.

We previously excluded non-cash impairment losses related to bitcoin and realized gains and losses on sales of bitcoin from our calculation of adjusted EBITDA but have determined such items are part of our normal ongoing operations and will no longer be excluding them from our calculation of adjusted EBITDA.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company's core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate our bitcoin related revenues). For example, we expect that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate our bitcoin-related revenue.

The Company's adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, we only utilize that measure supplementally and do not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in our Consolidated Financial Statements, which have been prepared in accordance with GAAP.

CleanSpark 52 2025 Proxy Statement

The following is a reconciliation of our non-GAAP adjusted EBITDA to its most directly comparable GAAP measure (i.e., net (loss) income) for the periods indicated:

($ in thousands)	2024	2023	2022
Reconciliation of non-GAAP adjusted EBITDA
Net income (loss)	(145,777)	(138,148)	(57,326)
Loss (income) on discontinued operations	—	4,429	17,237
Impairment expense - fixed assets	197,041	—	—
Impairment expense - other	716	—	250
Impairment expense - goodwill	—	—	12,048
Depreciation and amortization	154,609	120,728	49,045
Share-based compensation expense	29,555	24,142	31,466
Other income		(11)	(308)
Change in fair value of contingent consideration		(2,484)	(306)
Realized gain on sale of equity security	—	—	(1)
Unrealized loss on equity security	—	—	2
Unrealized loss (gain) of derivative security	965	259	1,950
Interest income	(8,555)	(481)	(190)
Interest expense	2,455	2,977	1,078
Loss (gain) on disposal of assets	5,466	1,931	(643)
Income tax expense	3,344	2,416	—
Fees related to financing & business development transactions	4,059	697	827
Litigation & settlement related expenses	1,970	7,872	522
Severance and other expenses	—	701	405
Non-GAAP adjusted EBITDA	245,848	25,028	56,056

CleanSpark 53 2025 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 PM PST/11:59 PM EST on March 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CLSK2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 PM PST/11:59 PM EST on March 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60966-P22922

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLEANSPARK, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Zachary K. Bradford
02) S. Matthew Schultz
03) Larry McNeill
04) Dr. Thomas L. Wood
05) Roger P. Beynon
06) Amanda Cavaleri

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CleanSpark

2025 Annual Meeting of Stockholders
1:00 PM PST/4:00 PM EST
March 3, 2025

V60967-P22922

CLEANSPARK, INC.
Annual Meeting of Stockholders
March 3, 2025 1:00 PM PST/4:00 PM EST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Zachary Bradford and Gary Vecchiarelli, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and/or Preferred stock, as applicable, of CLEANSPARK, INC., a Nevada corporation, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/CLSK2025 at 1:00 PM PST/4:00 PM EST on March 3, 2025, and any adjournment or postponement thereof. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the matters listed on the reverse side as specified by the undersigned. All proxies heretofore given in respect of said meeting are hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Please vote, sign, date, and return this proxy card promptly using the enclosed envelope or vote through the telephone or by internet.

Continued and to be signed on reverse side